Business combination	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about business combination [abstract]
Business combination
47.	Business combination

(a)	Shinhan EZ General Insurance, Ltd.
i) General information
On June 30, 2022, the Group obtained control by acquiring 94.54% (The acquisition price of
~~W~~
41 billion) of the total issued shares of Shinhan EZ General Insurance, Ltd. (formerly, BNP Paribas Cardif General Life Insurance Ltd.) after the Financial Services Commission approved the incorporation of subsidiary on June 9, 2022. The main reason for business combination is to secure new business opportunities in the insurance finance area and to achieve synergy between existing businesses.

ii) Identifiable net assets
Fair values of assets acquired and liabilities assumed as of acquisition date are as follows:

	Amount (*1)
Assets:
Cash and due from banks at amortized cost	~~W~~	79,723
Securities at fair value through profit or loss		5,977
Securities at fair value through other comprehensive income		24,805
Loans at amortized cost (*2)		98
Property and equipment		1,938
Intangible assets		4,425
Other assets		36,980

		153,946

Liabilities:
Liabilities under insurance contracts (*3)		71,406
Other liabilities		26,824

		98,230

Fair value of the identifiable net assets	~~W~~	55,716

(*1)
The accounting for the acquisition of Shinhan EZ General Insurance, Ltd. was determined using the identifiable assets and liabilities recognized by Shinhan EZ General Insurance, Ltd. at the time of business combination.

(*2)
During the business combination, the Group acquired receivables that were fair value of
~~W~~
98 million, and the total contract amount was
~~W~~
98 million. There is no contractual cash flow that is not expected to be recovered from the receivables.

(*3)
VOBA (Value Of Business Acquired) measured separately was adjusted by applying the direct method based on the actuarial appraisal value model to the carrying amount of the acquired company’s insurance contract liabilities.

iii) Gain from bargain purchase
Gain from bargain purchase recognized as a result of business combination is as follows:

	Amount
Transfer cost (*)	~~W~~	43,367
Fair value of the identifiable net assets		55,716

Gain from bargain purchase	~~W~~	(12,349)

(*)	Includes the 5.46% shares Shinhan Life Insurance Co., Ltd. held.
iv) Expenses related to business combination
The expenses in connection with the business combination amounts to
~~W~~
1,259 million, including legal fees and due diligence fees, and the fee was recognized as a fee and commission expense in the consolidated comprehensive income.

v) Net cash outflows from business combination

	Amount
Consideration paid in cash	~~W~~	41,000
Cash and cash equivalent acquired		13,869

Net cash outflows	~~W~~	27,131

vi) If Shinhan EZ General Insurance had been consolidated from the beginning of the current year, the operating loss and net loss of Shinhan EZ General Insurance, which would have been recorded in the consolidated statement of comprehensive income, ar
e
~~W~~
15,242 million and
~~W~~
15,030 million, respectively.

(b)	The merger of Shinhan Asset Management Co., Ltd. and Shinhan Alternative Investment Management Inc.
Shinhan Asset Management Co., Ltd. and Shinhan Alternative Investment Management Inc. have merged on January 5, 2022 to form a holding company named Shinhan Asset Management Co., Ltd. As a result of the merger, the common shareholders as of immediately prior to the merger of Shinhan Alternative Investment Management Inc. (the merged company) are entitled to receive 0.4430946 share of Shinhan Asset Management Co., Ltd. (the surviving company)’s common share (
~~W~~
5,000 per share) per common share of Shinhan Alternative Investment Management Inc. There is no further transfer of any such shares except in accordance with the exchange ratio agreed upon by both parties under the merger agreement addressed above.